UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

MTBC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2019, at the Annual Meeting of Shareholders (the “Annual Meeting”) of MTBC, Inc., (the “Company”), the Company’s shareholders approved amendments to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to amend Section 4.1 of the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock and preferred stock that may be issued from nineteen million shares and four million shares, respectively, to twenty-nine million shares and seven million shares, respectively, (the “Charter Amendment”), as described in the Company’s Proxy Statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2019 and supplemented on May 6, 2019. The Charter Amendment was filed with the Secretary of State of the State of Delaware on June 24, 2019 and became effective on such date. The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 21, 2019 in Somerset, New Jersey. As of April 26, 2019, the record date, there were 12,009,742 shares of common stock outstanding and eligible to vote on all items. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to such proposals were as follows:

1.	All three nominees listed below were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Anne M. Busquet	6,432,106	300,006	4,247,771
Howard L. Clark, Jr.	6,388,068	344,044	4,247,771
Stephen A. Snyder	6,430,902	301,210	4,247,771

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2.	The shareholders voted to approve two amendments to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock and preferred stock that the Company may issue. The votes on the Company’s authorized share increase proposals were as follows:

Resolution	For	Against	Abstain	Broker Non-Votes
To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock	9,981,291	888,370	110,222	0
To amend the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock	6,236,941	592,916	6,020	4,144,006

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of MTBC, Inc.

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTBC, Inc.

Date: June 25, 2019	By:	/s/ Stephen Snyder
Stephen Snyder Chief Executive Officer

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